UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 2, 2008

Bio-Matrix Scientific Group, Inc.
(Exact Name of Company as Specified in Charter)

Delaware	0-32201	33-0824714
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

8885 Rehco Road, San Diego, California 92121
(Address of Principal Executive Offices, Zip Code)

Company’s telephone number, including area code: (619) 398-3517 ext. 308

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03     Material Modification to Rights of Security Holders.

On July 2, 2008   Bio Matrix Scientific Group, Inc. (“Company”) filed a CERTIFICATE OF DESIGNATION OF PREFERENCES, RIGHTS AND LIMITATIONS OF SERIES AA PREFERRED STOCK (“Certificate of Designations”) with the Delaware Secretary of State setting forth the preferences rights and limitations of a newly authorized series of preferred stock designated and known as “Series AA Preferred Stock” (hereinafter referred to as “Series AA Preferred Stock”).

The Board of Directors of the Company have authorized 100,000 shares of the Series AA Preferred Stock. With respect to each matter submitted to a vote of stockholders of the Corporation, each holder of Series AA Preferred Stock shall be entitled to cast that number of votes which is equivalent to the number of shares of Series AA Preferred Stock owned by such holder times ten thousand (10,0000). Except as otherwise required by law, holders of Common Stock, other series of Preferred issued by the Corporation,  and Series AA Preferred Stock shall vote as a single class on all matters submitted to the stockholders.

On July 3, 2008, the Company issued 4,852 shares of Series AA Preferred Stock (“AA Stock”) to David R. Koos, the Company’s Chairman, President and CEO pursuant to the following terms and conditions:

A)        In the event that Koos voluntarily resigns as either President or CEO of the Company  prior to July 3, 2018 the AA Stock shall be returned to the Company.

B)        In the event of the death of Koos prior to July 3, 2018 the AA Stock shall be returned to the Company.

C)        Upon the expiration of a continuous period of two hundred forty (240) calendar days during which Koos is unable to perform his material duties as President or CEO due to physical or mental incapacity the AA Stock shall be returned to the Company.

D)        Upon Koos’ conviction in a court of competent jurisdiction for a felony or any crime involving fraud or misrepresentation the AA Stock shall be returned to the Company.

The AA Stock issued to Koos are currently the only shares of Series AA Preferred Stock outstanding.

The issuance of the AA Stock, with disproportionately high voting rights generally, will adversely affect the voting power of holders of common stock and other currently outstanding series of preferred stock of the Company.

To the extent that the AA Stock may have anti-takeover effects, the Company believes that concentrating such voting power with the Chairman of the Company will encourage persons seeking to acquire the Company to negotiate directly with the Board of Directors enabling the Board of Directors to consider the proposed transaction in a manner that best serves the stockholders’ interests.

The description of the Certificate of Designations is qualified in its entirety by reference to the full text of the Certificate of Designations, which is attached hereto as Exhibit 3(i) and incorporated herein by reference.

Item 5.02     Compensatory Arrangements of Certain Officers.

On July 3, 2008 the Company entered into an agreement with David R. Koos, the Company’s Chairman, President and CEO, whereby, in order to secure Mr. Koos’ services as President and CEO over a ten year period, the Company issued to Mr. Koos 4,852 shares of Series AA Preferred Stock (“AA Stock”) pursuant to the following terms and conditions:

A)        In the event that Koos voluntarily resigns as either President or CEO of the Company prior to July 3, 2018 the AA Stock shall be returned to the Company.

B)        In the event of the death of Koos prior to July 3, 2018 the AA Stock shall be returned to the Company.

C)        Upon the expiration of a continuous period of two hundred forty (240) calendar days during which Koos is unable to perform his material duties as President or CEO due to physical or mental incapacity the AA Stock shall be returned to the Company.

D)        Upon Koos’ conviction in a court of competent jurisdiction for a felony or any crime involving fraud or misrepresentation the AA Stock shall be returned to the Company.

Item 5.03     Amendments to Articles of Incorporation or Bylaws.

On July 2, 2008   Bio Matrix Scientific Group, Inc. (“Company”) filed a CERTIFICATE OF DESIGNATION OF PREFERENCES, RIGHTS AND LIMITATIONS OF SERIES AA PREFERRED STOCK (“Certificate of Designations”) with the Delaware Secretary of State setting forth the preferences rights and limitations of a newly authorized series of preferred stock designated and known as “Series AA Preferred Stock” (hereinafter referred to as “Series AA Preferred Stock”).

The Board of Directors of the Company have authorized 100,000 shares of the Series AA Preferred Stock. With respect to each matter submitted to a vote of stockholders of the Corporation, each holder of Series AA Preferred Stock shall be entitled to cast that number of votes which is equivalent to the number of shares of Series AA Preferred Stock owned by such holder times ten thousand (10,0000). Except as otherwise required by law, holders of Common Stock, other series of Preferred issued by the Corporation,  and Series AA Preferred Stock shall vote as a single class on all matters submitted to the stockholders.

On July 3, 2008, the Board of Directors of the Company adopted by resolution the AMENDED AND RESTATED  BY-LAWS  OF BIO-MATRIX SCIENTIFIC GROUP, INC. (“Amended Bylaws”) which are the Bylaws of the Company effective July 3, 2008.

Article XII of the  Amended  Bylaws ( which explicitly permits  The Board of Directors , in such cases or categories of cases as it deems appropriate, to indemnify and hold harmless, or make provision for indemnifying and holding harmless, members of the Board of Directors, officers, employees, and agents of the Company, and persons who formerly held such positions, and the estates of any of them against any or all claims and liabilities (including reasonable legal fees and other expenses incurred in connection with such claims or liabilities) to which any such person shall have become subject by reason of his having held such a position or having allegedly taken or omitted to take any action in connection with such position) is, in the opinion of the Company, the only material difference between the Amended Bylaws and the Company’s previous Bylaws which had no comparable provision.

The description of the Amended Bylaws is qualified in its entirety by reference to the full text of the Amended Bylaws , which is attached hereto as Exhibit 3(ii) and incorporated herein by reference.

Item 9.01     Exhibits.

Exhibit No.	Description of Exhibit

3(i)	Certificate of Designations
3(ii)	Amended By-Laws
10	Agreement by and between David R. Koos and Bio-Matrix Scientific Group, Inc. dated July 3, 2008

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIO-MATRIX SCIENTIFIC GROUP, INC.

By: /s/ David Koos
David Koos
Chief Executive Officer
Dated: July 3, 2008

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